TRUST AGREEMENT


                           dated as of April 29, 1996


                                     between


                           STRATOSPHERE GAMING CORP.,
                                   as Grantor,


                                       and


                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                                   as Trustee



                             TABLE OF CONTENTS

          Section                                                      Page


                                 ARTICLE I

                             THE TRUST ESTATE

          1.1.   Appointment, Authorization and Direction to
                    Trustee. . . . . . . . . . . . . . . . . . . . . . .  1
          1.2.   Declaration and Purpose . . . . . . . . . . . . . . . .  2

                                ARTICLE II

                       COLLECTIONS AND DISTRIBUTIONS

          2.1.   Collections and Remittances by the Trustee. . . . . . .  2
          2.2.   Distribution of Payments. . . . . . . . . . . . . . . .  3
          2.3.   Effect of Sales by the Trustee. . . . . . . . . . . . .  3

                                ARTICLE III

                   CERTAIN PROVISIONS RESPECTING TRUSTEE

          3.1.   Acceptance of Trusts and Duties . . . . . . . . . . . .  4
          3.2.   Limitation of Power . . . . . . . . . . . . . . . . . .  4
          3.3.   Notice of Event of Default. . . . . . . . . . . . . . .  4
          3.4.   Action Upon Instructions. . . . . . . . . . . . . . . .  5
          3.5.   Certain Duties and Responsibilities of the
                    Trustee. . . . . . . . . . . . . . . . . . . . . . .  5
          3.6.   Certain Rights of Trustee . . . . . . . . . . . . . . .  7
          3.7.   NO REPRESENTATIONS OR WARRANTIES AS TO THE
                    EQUIPMENT OR DOCUMENTS . . . . . . . . . . . . . . .  9
          3.8.   Status of Moneys Received . . . . . . . . . . . . . . .  9
          3.9.   Permitted Activities. . . . . . . . . . . . . . . . . .  9
          3.10.  Resignation or Removal of Trustee . . . . . . . . . . . 10
          3.11.  Estate and Rights of Successor Trustee. . . . . . . . . 10
          3.12.  Merger or Consolidation of Trustee. . . . . . . . . . . 11
          3.13.  Co-Trustees . . . . . . . . . . . . . . . . . . . . . . 11
          3.14.  Books and Records . . . . . . . . . . . . . . . . . . . 11

                                ARTICLE IV

                  TERMINATION OF AND AMENDMENTS TO TRUST

          4.1.   Termination . . . . . . . . . . . . . . . . . . . . . . 11
          4.2.   Distribution of Trust Estate Upon Termination . . . . . 12
          4.3.   Amendments. . . . . . . . . . . . . . . . . . . . . . . 12

                                 ARTICLE V

                               MISCELLANEOUS

          5.1.   Compensation and Indemnification. . . . . . . . . . . . 13
          5.2.   Notices . . . . . . . . . . . . . . . . . . . . . . . . 14
          5.3.   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . 14
          5.4.   Tax Reports; Information Reporting; Withholding
                    Taxes. . . . . . . . . . . . . . . . . . . . . . . . 14
          5.5.   Headings. . . . . . . . . . . . . . . . . . . . . . . . 14
          5.6.   Successors and Assigns. . . . . . . . . . . . . . . . . 15
          5.7.   Severability. . . . . . . . . . . . . . . . . . . . . . 15
          5.8.   Only Written Waivers. . . . . . . . . . . . . . . . . . 15
          5.9.   Counterparts. . . . . . . . . . . . . . . . . . . . . . 15
          5.10.  Rights in Trust Agreement . . . . . . . . . . . . . . . 15
          5.11.  Payment of Trustee Fees, Costs and Expenses . . . . . . 15
          5.12.  Identification of Trust . . . . . . . . . . . . . . . . 16



                                 TRUST AGREEMENT


         THIS TRUST AGREEMENT (as amended and supplemented from time to time, this "Trust Agreement") dated as of April 29, 1996, is entered into by and between FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada trust company (in its individual capacity, the "Trust Company"; the Trust Company, not in its individual capacity but solely as trustee, and any institution that shall act as a successor trustee in accordance with the terms of Section 3.10, the "Trustee"); and Stratosphere Gaming Corp., as grantor (the "Grantor"). For purposes hereof, capitalized terms used in this Trust Agreement without specific definition herein shall have the meanings assigned thereto in Appendix 1 to the Participation Agreement, dated as of April 29, 1996, among the Trustee; the Lenders, Co-Agents and Lead Manager identified therein; Grantor; Stratosphere Corporation, as Guarantor; and BA Leasing & Capital Corporation, as Arranger and Agent.


                                   ARTICLE I

                                THE TRUST ESTATE

         SECTION 1.1. APPOINTMENT, AUTHORIZATION AND DIRECTION TO TRUSTEE. Grantor hereby requests that the Trust Company act as Trustee of the trust created hereunder (the "Trust") and Trust Company hereby accepts its appointment as trustee of the Trust, effective as of the date hereof. The Lenders and the Grantor authorize and direct the Trustee, subject to confirmation by the Lenders of the satisfaction or waiver of all appropriate conditions set forth in the Participation Agreement, to enter into, execute and deliver:

                  (a) on the Closing Date and from time to time thereafter (including on the Advance Date), the Operative Documents to which the Trust or the Trustee is to become a party on each such date;

                  (b) from time to time, the Notes in the manner and subject to the terms and conditions provided in the Participation Agreement and the Loan Agreement; and

                  (c) all other documents, and to do all such things and take all such actions, as may be necessary or convenient to consummate the transactions contemplated by the Operative Documents and to perform the terms and conditions of this Trust Agreement, all as contemplated herein or in the Operative Documents.

         SECTION 1.2.  DECLARATION AND PURPOSE.

                  (a) Trustee hereby declares, undertakes and agrees that it will and does receive, take and hold all estate, right, title and interest of the Trustee in and to the Trust Estate in trust for the use and benefit of the Grantor.

                  (b) The purpose of the Trust is to acquire and hold title to the Equipment and the remainder of the Trust Estate as collateral security for the obligations of the Trustee under the Loan Agreement, to discharge such obligations in accordance with the provisions of the Loan Agreement and the other Operative Documents and to engage in activities ancillary and incidental thereto as set forth in the Operative Documents. Except in connection with the foregoing, the Trustee in its capacity as Trustee shall not (i) engage in any business or activity, (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any of the Trust Estate to any mortgage, lien, security interest or other claim or encumbrance, other than in favor of the Agent and the Lenders pursuant to the provisions of the Operative Documents. THE TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE EQUIPMENT AND TO COLLECT AND CONSERVE THE VALUE THEREOF AND OF THE TRUST ESTATE, SUBJECT TO THE RIGHTS OF THE AGENT AND THE GRANTOR, FOR THE BENEFIT OF THE LENDERS. THE TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO THE TRUST ESTATE NOR SHALL THIS TRUST AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN THE TRUSTEE, THE AGENT AND THE LENDERS.


                                   ARTICLE II

                          COLLECTIONS AND DISTRIBUTIONS

         SECTION 2.1. COLLECTIONS AND REMITTANCES BY THE TRUSTEE. Trustee agrees that, subject to the provisions of this Trust Agreement, it will, during the term of this Trust, administer the Trust Estate and, at the direction of the Grantor, or if the Loan Agreement has not been fully discharged, the Agents (the appropriate Person permitted to give instructions being hereafter called the "Instructing Party") take steps to collect all sums payable to the Trustee by the Grantor or any other Person under the Lease and the other Operative Documents. The Trustee agrees to distribute all proceeds received from the Trust Estate in accordance with the Loan Agreement and Sections 2.2 and 2.3. The Trustee shall make such distribution promptly upon receipt of such proceeds (if such proceeds are available for distribution) by the Trustee, it being understood and agreed that the Trustee shall not be obligated to make such distribution until the funds for such distribution have been received by the Trustee in cash or its equivalent reasonably acceptable to the Trustee. All distributions to a Lender shall be made by the Trustee to the order of such Lender in the manner and at its address referred to in Section 9.3 of the Participation Agreement.

         SECTION 2.2.  DISTRIBUTION OF PAYMENTS.

                  (a) Payments to the Trustee for the benefit of the Lenders and Agent. Until the Loan Agreement shall have been fully discharged pursuant to its terms, all Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Amounts) payable to and received by the Trustee shall be held by Trustee for the benefit of the Lenders and the Agent for distribution in accordance with the provisions of Article III of the Loan Agreement; provided, however, that any payments received by the Trustee from the Grantor with respect to the Trustee's fees and disbursements, or pursuant to Section 5.1, shall be retained by the Trustee and applied toward the purpose for which such payments were made.

                  (b) Excluded Amounts. Any Excluded Amounts received by the Trustee at any time shall be promptly paid by the Trustee to the Person to whom such Excluded Amounts are payable under the provisions of the Participation Agreement or any other Operative Document.

         SECTION 2.3. EFFECT OF SALES BY THE TRUSTEE. Any sale of all or any part of the Trust Estate by the Trustee permitted hereunder shall bind the Lenders and shall be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all right, title and interest vested in the Trustee or the Lenders hereunder in the property so sold, and no purchaser shall be required to inquire as to compliance by the Trustee with any of the terms hereof or to see to the application of any consideration paid for such property.


                                   ARTICLE III

                      CERTAIN PROVISIONS RESPECTING TRUSTEE

         SECTION 3.1. ACCEPTANCE OF TRUSTS AND DUTIES. Trust Company accepts the trusts hereby created and agrees to perform the same as herein expressed and agrees to receive and disburse all moneys constituting part of the Trust Estate in accordance with the terms hereof.

         SECTION 3.2. LIMITATION OF POWER. Trustee shall have no power, right, duty or authority to manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Equipment or any other property at any time constituting a part of the Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except (a) to execute and deliver the Operative Documents to which the Trustee is to be a party, (b) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Trustee hereunder, (c) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Trustee under the Operative Documents, (d) to receive, collect and distribute and deal with the sums due under the Lease and with the Equipment and the proceeds thereof as provided in the Lease, the Loan Agreement and in this Trust Agreement, and (e) as expressly provided in written instructions from the Instructing Party given pursuant to Section 3.3 or 3.4. Other than as expressly provided in this Trust Agreement, the Trustee shall not have the authority to make management decisions relating to the Trust Estate and may take only ministerial actions without consent of the Agents. For purposes of this Trust Agreement neither the Grantor nor, if applicable, the Parent, shall have the right to direct the Trustee to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Trustee hereunder and under the Operative Documents until the Loan Agreement and Notes have been paid and discharged in full.

         SECTION 3.3. NOTICE OF EVENT OF DEFAULT. If an Responsible Officer of the Trustee has actual knowledge of a Lease Event of Default or Loan Event of Default, the Trustee shall give prompt written notice of such event to the Lenders, the Grantor and the Agent in the manner specified in Section 5.2. Subject to Section 3.4, the Trustee shall take such action with respect to any such event as shall be specified in written instructions from the Instructing Party. For all purposes of this Trust Agreement and the Lease, in the absence of such actual knowledge, the Trustee shall not be deemed to have knowledge of a Lease Event of Default or a Loan Event of Default unless any of its Responsible Officers is notified in writing by a Lender or the Agent. Trustee shall have no obligation and shall not take any action in the event it receives no direction from the applicable Instructing Party.

         SECTION 3.4. ACTION UPON INSTRUCTIONS. Subject to Sections 3.5, 3.6 and 5.1 and the Loan Agreement, upon the written instructions at any time and from time to time of the Instructing Party, the Trustee shall take such of the following actions as may be specified in such instructions:

                  (a) give such notice or direction or exercise such right or power under the Lease or any other Operative Document as shall be specified in such instructions;

                  (b) approve as satisfactory to it all matters required by the terms of any Operative Document to be satisfactory to the Trustee;

                  (c) upon expiration of the Lease Term and discharge in full of the Loan Agreement and the Notes pursuant to its terms, convey all of Trustee's right, title and interest in and to the Trust Estate (including the Equipment) to the Grantor; and

                  (d) any other action as specified by the Instructing Party.

         SECTION 3.5.  CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

                  (a) Except during the continuance of a Lease Event of Default or a Loan Event of Default:

                           (i) the Trustee undertakes to perform such
                  duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee, and the Trustee agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Equipment or any other part of the Trust Estate in any manner whatsoever, except as required by the Operative Documents and as otherwise provided herein; and

                           (ii) in the absence of bad faith or gross
                  negligence on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement.

                  (b) No provision of this Agreement or any other Operative Document, including, without limitation, Articles VII and VIII of the Participation Agreement, shall be construed to relieve the Trust Company in its individual capacity or the Trustee of liability for its gross negligence or willful misconduct or its negligence in the handling of funds, it being understood that, without limiting the foregoing:

                           (i) the Trustee shall not be liable for any error of
                  judgment made in good faith by an Responsible Officer of the Trustee, unless it shall be proved that the Trustee was grossly negligent;

                           (ii) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Instructing Party pursuant to the express provisions hereof; it being understood that the Trustee shall be liable if it takes any action pursuant to instructions from the Grantor prior to receiving notice from Agent that the Loan Agreement has been discharged in full pursuant to its terms;

                           (iii) no provision hereof shall require the Trust
                  Company in its individual capacity to expend or risk its own funds in the performance of any of its duties hereunder or under any of the other Operative Documents, or in the exercise of any of its rights or powers; and

                           (iv) the Trust Company shall be liable for (A) any
                  taxes on, with respect to or measured by any amounts paid to it as compensation for services as the Trustee hereunder or otherwise under the Operative Documents, (B) acts or omissions not related to the transactions contemplated by the Operative Documents, (C) the inaccuracy of representations and warranties made by the Trust Company in its individual capacity in the Participation Agreement or any certificate or document delivered pursuant thereto, and (D) its negligence in the handling of funds.

                  (c) Trustee shall not be required to take any action hereunder or under the other Operative Documents, nor shall any other provision of this Trust Agreement or any other Operative Document be deemed to impose a duty on the Trustee to take any action, if the Trustee determines, or is advised by counsel, that such action is likely to result in personal liability or is contrary to Applicable Law or the Operative Documents.

                  (d) Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 3.5.

         SECTION 3.6. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in Section 3.5:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction or authorization by any party hereto or to any other Operative Document shall be sufficiently evidenced by a request, direction or authorization in writing, delivered to the Trustee and signed in the name of such party by the president, any vice president, the treasurer or the secretary of such party, as the case may be, and any resolution of the board of directors or committee thereof of such party shall be sufficiently evidenced by a copy of such resolution certified by the secretary or an assistant secretary of such party, as the case may be, to have been duly adopted and to be in full force and effect on the date of such certification, and delivered to the Trustee;

                  (c) whenever in the administration of this Trust Agreement the Trustee deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trustee may in good faith rely upon a certificate in writing, delivered to the Trustee and signed by the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of a Lender;

                  (d) the Trustee may exercise its powers and perform its duties by or through such attorneys, agents and servants as it may appoint, and it shall not be liable for the conduct or misconduct of such attorneys, agents and servants, provided, that the Trustee shall use due care in the appointment of such attorneys, agents and servants; and it shall be entitled to the advice of counsel and shall be protected by the advice of such counsel in anything done or omitted to be done in accordance with such advice if such advice pertains to such matters as the Trustee may reasonably presume to be within the scope of such counsel's area of expertise;

                  (e) Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of the Instructing Party, unless the Instructing Party offers to the Trustee reasonable security or indemnity against the costs, expenses (including reasonable fees and expenses of its legal counsel) and liabilities which may be incurred by it in compliance with such request or direction;

                  (f) provided no Responsible Officer has actual knowledge of the inaccuracy thereof, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Grantor related to the Equipment to reasonably determine whether the Grantor is in compliance with the terms and conditions of the Lease and to examine the Equipment, by agent or attorney, all upon the terms and conditions contained in the Lease; and

                  (g) without limiting the generality of Section 3.5, the Trustee shall not have any duty (i) to see to any recording or filing of the Operative Documents or any Uniform Commercial Code financing statements or to see to the maintenance of any such recording or filing, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance, whether or not the Grantor is in default with respect thereto, other than to forward promptly to the Lenders copies of all certificates, reports and other written information it receives from the Grantor pursuant to the Lease (unless the Lenders are to receive such certificates, reports and other written information directly from the Grantor), (iii) to see to the payment or discharge of any tax, assessment or other government charge or any Lien owing with respect to, assessed or levied against any part of the Trust Estate, other than Lessor Liens attributable to it, (iv) to confirm or verify any financial statements of the Grantor or any other Person, or (v) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of any of the Grantor's or any other Person's (other than its or the Trust Company's) covenants under the Operative Documents with respect to the Equipment.

         SECTION 3.7. NO REPRESENTATIONS OR WARRANTIES AS TO THE EQUIPMENT OR DOCUMENTS . THE TRUST COMPANY IS NOT A BUILDER, DEVELOPER OR MANUFACTURER OF THE EQUIPMENT OR A DEALER IN OR VENDOR OF SIMILAR EQUIPMENT AND HAS NOT INSPECTED THE EQUIPMENT BEFORE DELIVERY TO AND ACCEPTANCE BY THE GRANTOR. THE TRUST COMPANY HAS NOT MADE NOR DOES IT MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, OR AS TO TITLE THERETO, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS TRUST AGREEMENT AGAINST THE TRUST COMPANY), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN SECTION 4.3 OF THE PARTICIPATION AGREEMENT.

         SECTION 3.8. STATUS OF MONEYS RECEIVED. All moneys received by the Trustee or the Trust Company under or pursuant to this Trust Agreement or any other Operative Document (other than Excluded Amounts to be paid to the Trust Company) shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by the Trustee under such conditions as may be prescribed or permitted by Applicable Law for trust funds, or, at the direction of the Agents may be invested in Cash Equivalents.

         SECTION 3.9. PERMITTED ACTIVITIES. The Trustee or any corporation in or with which the Trustee may be interested or affiliated or any officer or director of any such corporation may have commercial relations and otherwise deal with the Grantor or any other Person or with any other corporation having relations with the Grantor to the full extent permitted by Applicable Law.

         SECTION 3.10. RESIGNATION OR REMOVAL OF TRUSTEE. Trust Company or any successor thereto as Trustee may resign as Trustee at any time without cause by giving at least 60 days' prior written notice to each Lender, the Agent and the Grantor, and the Agents may at any time remove the Trustee without cause by an instrument in writing delivered to the Trustee, the Agent and the Grantor, such resignation or removal to be effective on the later of the date specified in such notice or written instrument or the date on which a successor trustee is appointed hereunder. With the written consent of the Agent and, so long as a Lease Event of Default shall not have occurred and be continuing, the Grantor, the Agents may, at any time upon 30 days' prior written notice to the Agent and the Grantor by an instrument in writing, appoint a successor trustee; provided, however, that any successor trustee shall be a bank or trust company organized under the laws of the United States of America or any state thereof that has a combined capital and surplus of at least $100,000,000, and provided, further, that the Nevada Gaming Commission shall have determined that such successor trustee is a suitable holder of Lessee's Gaming License. If the Agents do not appoint a successor trustee within 30 days after the giving of notice of such resignation or removal, the Agent or the Trustee may apply to any court of competent jurisdiction to appoint a successor trustee to act until a successor or successors is appointed by the Agents as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by a successor trustee appointed by the Agents within one year from the date of the appointment by such court.

         SECTION 3.11. ESTATE AND RIGHTS OF SUCCESSOR TRUSTEE. Any successor trustee, whether appointed by the Agents or a court, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon each successor trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named Trustee herein, but nevertheless upon the written request of such successor trustee, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor trustee any property or moneys then held by such predecessor Trustee upon the trusts herein expressed.

         SECTION 3.12. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trust Company serving as Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trust Company serving as Trustee is a party, or any corporation to which substantially all of the business of the Trustee may be transferred, shall be a successor trustee under this Trust Agreement without further act.

         SECTION 3.13. CO-TRUSTEES. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Instructing Party and the Trustee jointly shall have the power, and shall execute and deliver all instruments, to appoint one or more Persons approved by the Agents and the Trustee, to act as co-trustee, or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Agents and the Trustee may consider necessary or desirable. If the Instructing Party has not joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have power to make such appointment. The Trustee shall not be liable for any act or omission of any co-trustee or separate trustee appointed under this Section 3.13.

         SECTION 3.14. BOOKS AND RECORDS. Trustee shall be responsible for keeping the customary books and records relating to the receipt and disbursement of all moneys actually received and disbursed by it.


                                   ARTICLE IV

                     TERMINATION OF AND AMENDMENTS TO TRUST

         SECTION 4.1. TERMINATION. The Trust created and provided for hereby shall cease and be terminated in any one of the following events, whichever shall first occur:

                  (a) If the Agents shall by notice in writing to the Trustee, the Lenders, the Agent and the Grantor revoke and terminate the Trust on and as of a date stated in such notice, which date shall not be less than ten nor more than thirty days from the date of mailing such notice, then on the date specified in such notice the Trust created and provided for hereby shall cease and terminate, provided, however, that this Trust shall not be subject to revocation or termination by the Lenders prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Operative Documents and the termination of the Operative Documents and the release of the Liens granted thereby; or

                  (b) the sale or other final disposition by the Trustee of all property constituting the Trust Estate and the final disposition by the Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms hereof; provided, however, that the Trust Estate shall not be subject to sale or other final disposition by the Trustee prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Operative Documents and the release of the Operative Documents and the Liens granted thereby and the payment in full of the Commitment Amounts; or

                  (c) 110 years after the date hereof.

         SECTION 4.2. DISTRIBUTION OF TRUST ESTATE UPON TERMINATION. Upon any termination of this Trust pursuant to Section 4.1, the Trustee shall convey the Trust Estate to such purchaser or purchasers thereof or other Persons entitled thereto and for such amount and on such terms as are specified in written instructions from the Agents delivered to the Trustee before the date of termination; provided that (a) if at the time of any termination the Lease remains in force and effect, then the Trust Estate shall be conveyed as a unit subject to the Lease and not in parcels, and (b) if such written instructions are not delivered to the Trustee on or before the date of termination, the Trustee shall transfer title to the Trust Estate to the Lenders. Upon making such transfer or sale the Trustee shall be entitled to immediate receipt of any sums due and owing to the Trustee, including, without limitation, any expenses (including reasonable attorneys' fees and expenses) incurred pursuant hereto or as compensation for services rendered hereunder and not theretofore paid and the Trustee shall be discharged and free of any further liability hereunder subject to Section 3.5(c).

         SECTION 4.3. AMENDMENTS. Subject to Section 5.8 hereof and Section 9.5 of the Participation Agreement, at any time and from time to time, upon the written request of the Instructing Party, (i) the Trustee shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such request, and (ii) the Trustee shall enter into or consent to such written amendment of or supplement to the other Operative Documents as the Grantor or the Agent, as the case may be, may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of the Operative Documents as may be specified in such request; provided, however, if in the reasonable opinion of the Trustee, any document required to be executed by it pursuant to this Section 4.3 affects any right or duty of, or immunity or indemnity in favor of, the Trustee under this Trust Agreement or the other Operative Documents, the Trustee may in its reasonable discretion decline to execute such document.



                                   ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1. COMPENSATION AND INDEMNIFICATION. Trustee shall receive reasonable compensation for its services hereunder from the Grantor and shall be reimbursed by the Grantor for the Trustee's reasonable fees and expenses (including the reasonable disbursements and fees of counsel). If a Lease Event of Default or a Loan Event of Default shall have occurred and be continuing and the Trustee is required pursuant to this Trust Agreement to take any action in connection therewith, it shall be reimbursed by the Grantor for any expenses it may incur in relation to taking any such action. Grantor shall reimburse and indemnify and save the Trustee harmless from and against any and all losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes, counsel fees, and including tort claims for which the Trustee is strictly liable, which may be asserted against or incurred by reason of the Trust Company being the Trustee or acting as the Trustee hereunder or under the other Operative Documents or the performance or enforcement of any of the terms hereof, or arising out of or relating to this Trust Agreement or the other Operative Documents or the Equipment, the Trust Estate or the Rent and other sums payable therefor, or the building, manufacture, purchase, installation, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Equipment or in any way relating to or arising out of the Trust Estate or the action or the inaction of the Trustee hereunder or by reason of any occurrence while so acting. In no event shall Grantor be so obligated in respect of any such losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes and counsel fees pursuant to this Section 5.1, arising from or as a result of (a) the willful misconduct or gross negligence of the Trust Company or the negligence of the Trust Company in handling of funds, (b) any taxes on, with respect to or measured by any amounts paid to the Trust Company as compensation for services as Trustee hereunder or otherwise under the Operative Documents, or (c) the inaccuracy of representations and warranties made by the Trust Company in its individual capacity in the Participation Agreement or in any certificate or documents delivered pursuant thereto. The provisions of this Section 5.1 (other than the requirements for compensation of the Trustee after its resignation, which shall terminate upon the resignation or removal of the Trustee) shall continue in force and effect notwithstanding the termination of this Trust, the resignation or removal of the Trustee or the obligation of any other party to any other Operative Document to make any payment to the Trustee which Grantor is required to make pursuant to this Section 5.1.

         SECTION 5.2. NOTICES. All notices and communications provided for herein shall be in writing and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement. Trustee shall deliver to each Lender promptly after receipt copies of all notices, certificates and reports delivered to it pursuant to any Operative Document.

         SECTION 5.3. GOVERNING LAW. THIS TRUST IS BEING CREATED IN THE STATE
OF NEW YORK AND THE VALIDITY, CONSTRUCTION AND ALL RIGHTS UNDER THIS TRUST SHALL BE GOVERNED BY THE LAWS OF THAT STATE, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE. IF ANY PROVISION OF THIS TRUST SHALL BE INVALID OR UNENFORCEABLE, THE REMAINING PROVISIONS HEREOF SHALL CONTINUE TO BE FULLY EFFECTIVE, PROVIDED THAT SUCH REMAINING PROVISIONS DO NOT INCREASE THE OBLIGATIONS OR LIABILITIES OF THE TRUSTEE.

         SECTION 5.4. TAX REPORTS; INFORMATION REPORTING; WITHHOLDING TAXES. If any tax report or tax return is required to be made by the Trustee with respect to the Trust Estate and the Grantor is not required to prepare and file the same pursuant to the Leases, each Lender will prepare such tax report or return in respect of its interest in the Trust and deliver a copy thereof to the Trustee. The Trustee agrees to promptly forward to each Lender any communications with respect to taxes pertaining to the Trust Estate received by the Trustee from tax authorities or from the Grantor.

         SECTION 5.5. HEADINGS. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 5.6. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Grantor may not assign, transfer or otherwise dispose of its interest in the Trust, except as expressly contemplated in the Operative Documents.

         SECTION 5.7. SEVERABILITY. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition on unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

         SECTION 5.8. ONLY WRITTEN WAIVERS. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

         SECTION 5.9. COUNTERPARTS. This instrument may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

         SECTION 5.10. RIGHTS IN TRUST AGREEMENT. Except as expressly provided to the contrary in the Operative Documents, nothing in this Trust Agreement, whether express or implied, shall be construed to give any Person other than the Trustee and each Lender and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.

         SECTION 5.11. PAYMENT OF TRUSTEE FEES, COSTS AND EXPENSES. Grantor shall pay to the Trustee for its services hereunder such fees and expenses as heretofore have been agreed upon by Trustee and Grantor and shall also pay to Trustee such fees and expenses as may be reasonably incurred by the Trustee as a result of taking any direction of the Instructing Party. Trustee agrees that it shall have no right against the Lenders or Agent for any fee as compensation for its services hereunder, except as hereafter expressly agreed upon by the Lenders, the Agent and the Trustee.

         SECTION 5.12. IDENTIFICATION OF TRUST. The name of the trust created hereby is the STRATOSPHERE 1996-1 TRUST.


         IN WITNESS WHEREOF, the Trust Company and the Grantor have caused this Trust Agreement to be duly executed all as of the day and year first above written.


                                        FIRST SECURITY TRUST COMPANY OF NEVADA,
                                        as Trust Company and as Trustee


                                        By: /s/ GREG A. HAWLEY
                                        Name: Greg A. Hawley
                                        Title: Trust Officer



                                        STRATOSPHERE GAMING CORP.,
                                        as Grantor


                                        By:/s/ THOMAS A. LETTERO
                                        Name: Thomas A. Lettero
                                        Title: Vice President-Administration/
                                                   Chief Financial Officer